UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2004

Imagis Technologies Inc.

British Columbia, Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

1630 - 1075 West Georgia Street
Vancouver, British Columbia
Canada
V6E 3C9

_________________

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (604) 684-2449

Item 9.     Regulation FD Disclosure

Attached as an exhibit to this report is a press release dated March 4, 2004. The exhibit is being furnished pursuant to this Item 9, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 4, 2004	Imagis Technologies Inc. By: /s/ Wayne Smith Wayne Smith Vice President Finance, Chief Operating Officer

EXHIBIT NO. 1	DESCRIPTION Press Release dated March 4, 2004